UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 13, 2007


                              GAMCO INVESTORS, INC.
             (Exact name of registrant as specified in its charter)

              New York                1-14761                13-4007862
           (State or other          (Commission            (IRS Employer
   jurisdiction of incorporation)   File Number)         Identification No.)

      One Corporate Center, Rye, NY                            10580
 (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (914) 921-3700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

     Item 2.02. Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

     On March 16, 2007, GAMCO Investors, Inc. ("GAMCO") issued a press release regarding revisions to its fourth-quarter and full-year 2006 earnings. A copy of GAMCO's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


     Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     On March 13, 2007, management concluded that GAMCO would restate its previously filed financial statements for the first three quarters of 2006 to correct the reporting of individual assets and liabilities of certain proprietary investment accounts in accordance with U.S. generally accepted accounting principles. In the consolidated statements of financial condition, the assets and liabilities (primarily short positions and margin) associated with these proprietary investments were reported on a net basis, rather than reported on a gross basis.

     GAMCO plans on filing as soon as reasonably practicable amended quarterly reports on Form 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. Accordingly, the financial statements previously filed by GAMCO in its quarterly reports on Form 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 should no longer be relied upon. Management discussed all of the matters described above with GAMCO's independent accountants.


     Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

     99.1   GAMCO's Press Release, dated March 16, 2007.

                                  Exhibit Index
                                  -------------

Exhibit No.
-----------

99.1   GAMCO's Press Release, dated March 16, 2007.


SIGNATURE
---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GAMCO Investors, Inc.

                                       By:         /s/ John C. Ferrara
                                           -----------------------------------
                                                     John C. Ferrara
                                             Interim Chief Financial Officer


Date:  March 16, 2007
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